FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           June 7, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On June 7, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet, second quarter 1999 earnings and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated June 7, 1999






                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: June 7, 1999       By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer


                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: June 7, 1999       By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer














               (this space intentionally left blank)

























Exhibit 99






                             June 7, 1999


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update for the month of May and the Company's Fleet Plan Forecast for fiscal year 1999.

     In last month's US Airways Investor Update, we discussed several factors which were influencing our capacity levels for 1999 and 2000. The result of that is a reduced capacity for the remainder of 1999. Specifically, US Airways has reduced its year-over-year capacity growth forecast for fiscal year 1999 to 6%, with 5% growth in the second quarter, 8% in the third quarter and 6% in the fourth quarter.

     Two factors are influencing our second quarter earnings per share. First, traffic in May was softer than anticipated. Second, expenses are expected to be somewhat higher than planned, driven by wage adjustments for certain large employee groups as a result of resolving open labor contracts earlier than anticipated and due to lingering higher than anticipated SABRE-related transition costs. The net result is that we expect second quarter diluted earnings per share, excluding non-recurring items, to be around $1.80 to $1.85. At the same time, we are pleased at having resolved these open labor issues in a harmonious manner.

     I am hopeful that the information contained in the update and forecast will assist you in your analysis of the Company. As always, if you have any questions or comments with respect to the foregoing, please do not hesitate to call me at 703-872-5009.


                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures





Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.
 Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the Securities and Exchange Commission as soon as practical following the release of this information.


                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                       June 1999
                                                                    Year-over-Year Percentage Change
                                                ----------------------------------------------------------------------
Selected Operating and Financial Statistics     May (Actual)        June         July          August         FY 1999
                                                ------------       ------       ------         ------         -------
Available Seat Miles - Scheduled Service
  -Domestic                                         4.0 %           6.6 %         6.0 %          7.4 %           4.6 %
  -International                                    8.6            13.0          18.1           17.6            17.6
                                                    ---            ----          ----           ----            ----
Total                                               4.5 %           7.3 %         7.3 %          8.5 %           5.9 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                        (3.3)%           1.0 %         1.2 %          2.7 %           1.4 %
  -International                                   14.6            13.3          21.3           17.3            18.3
                                                   ----            ----          ----           ----            ----
Total                                              (1.2)%           2.5 %         3.4 %          4.4 %           3.3 %

Passenger Load Factor                           (4.1) points   (3.5) points   (2.8) points  (3.0) points  (1.8) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                              2.2 %           2.2 %         3.3 %         10.9 %           3.6 %

  -Gallons of Aviation Fuel Consumed                6.9             8.2           8.1            8.9             6.2



Fleet Additions
  -A319                                               1               1             5              0              22
  -A320                                               1               1             3              0              11
                                                     --              --            --             --              --
Total                                                 2               2             8              0              33



Fleet Retirements

  -B727-200 - Shuttle*                                0               1             0              0               8
  -DC9-30**                                           0               0             2              0              16
                                                     --              --            --             --              --
Total                                                 0               1             2              0              24





*   Shuttle,Inc. operations are currently performed by a wholly-owned subsidiary of US Airways Group, Inc.
**  Three of these DC9-30 aircraft will be retired on January 1, 2000.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.
Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the SEC as soon as practical following the release of this information.


                                         US AIRWAYS FLEET PLAN

                US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                              June 1999



                                                     Number of Aircraft: 1999 Year End
                       Fleet Plan

Fleet Type             05/31/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total

----------             ----------    -------------    ------------------    -----    ------    -----

B767-200                  12              203              10.5               8         4        12
B757-200                  34              182               9.2              23        11        34
MD-80                     31              141              17.8              15        16        31
B737-400                  54              144              10.0              19        35        54
B737-300                  85              126              12.7              11        74        85
B737-200 - MetroJet       38              118              17.2              44         3        47
B737-200                  26              108              20.0              13         4        17
B727-200 - Shuttle*       12              163              29.6               4         0         4
DC9-30**                  47              100              22.9              30         7        37
F-100                     40               97               9.1              36         4        40
A319                      11              120               0.6               0        28        28
A320                       2              142               0.5               0        11        11
                         ---              ---              ----             ---       ---       ---
Average Total Aircraft   392              134              12.7             203       197       400

Hushkit Program                            1999
as of 5/31/99          Stage 2          Compliance
------------------     -------          ----------

B737-200                  16             Stage 3
B727-200 - Shuttle*        8             Retire
DC9-30                    13             Retire





Firm Order/Options
as of 5/31/99            Firm           Reconfirmable       Options
------------------       ----           -------------       -------
A319/320                 115                 112              160
A330                       7                   7               16


*   Shuttle,Inc. operations are currently performed by a wholly-owned subsidiary of
    US Airways Group, Inc.

**  Three of these DC9-30 aircraft will be retired on January 1, 2000.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a
Form 8K to be filed with the SEC as soon as practical following the release of this information.
